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                                  EXHIBIT 23
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                       Consent of Independent Accountants
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 33-47014) of Merchants Group, Inc. of our report dated February 20, 1996 appearing on page F-1 of this Form 10-K.



Price Waterhouse LLP

Buffalo, New York
March 28, 1996